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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) July 23, 2001


                               LeCROY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-26634

           DELAWARE                                             13-2507777
(State or other jurisdiction                                  (IRS Employer
of incorporation or organization)                           Identification No.)

      700 CHESTNUT RIDGE ROAD
      CHESTNUT RIDGE, NEW YORK                                    10977
(Address of principal executive office)                         (Zip Code)


        Registrant's telephone number, including area code (845) 425-2000

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ITEM 5.  OTHER MATTERS.

LeCroy Corporation announced a range of anticipated earnings for its fourth quarter ended June 30, 2001 and provided earnings guidance for its first quarter ending September 30, 2001 and the full year ended June 30, 2002 in a press release dated July 23, 2001. See exhibit 1.1 attached.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
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1.1                        Press release dated July 23, 2001





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LECROY CORPORATION


Dated:  July  23, 2001                      By:    /s/ Raymond F. Kunzmann
                                               --------------------------------
                                                    Raymond F. Kunzmann
                                                    Vice President - Finance and
                                                    Chief Financial Officer